FEDERATED STOCK AND BOND FUND, INC.
CLASS A SHARES
CLASS B SHARES
CLASS C SHARES
CLASS K SHARES

-------------------------------------------------------------------------------

Supplement to the Prospectuses dated January 31, 2005.

Under the heading entitled "The Fund's Portfolio Managers are", please add the following:



      Carol R. Miller

     Carol R. Miller has been the Fund's Portfolio Manager since November 2005. Ms. Miller joined Federated as a Senior Vice President and Senior Portfolio Manager in November 2005. Ms. Miller was an Adjunct Professor of the Portfolio Management Course at Ohio State University from March 2005 until June 2005. From April 2003 until September 2004, Ms. Miller served as Managing Director, Growth Team Leader at Banc One Investment Advisors and from December 1999 until April 2003, she served as Director of Equity Securities at Nationwide Insurance. Ms. Miller is a Chartered Financial Analyst. She earned her B.S. in Finance and Accounting from Ohio State University and her M.B.A in Finance from Ohio State University.







                                                          December 12, 2005



Cusip 313911109
Cusip 313911208
Cusip 313911307
Cusip 313911406
34000  (12/05)